                                                                    EXHIBIT 10.8

                     AMENDED AND RESTATED OPTION AGREEMENT

          THIS AMENDED AND RESTATED OPTION AGREEMENT (this "AGREEMENT"), dated as of July 31, 1995, is between Career Education Corporation, a Delaware corporation ("CEC"), and John M. Larson ("LARSON").


                                   RECITALS

          A. Larson and CEC are parties to that certain Larson Option Agreement, dated as of January 31, 1994 (the "ORIGINAL AGREEMENT") pursuant to which Larson was granted options to purchase certain shares of CEC's common stock, $.01 par value based upon the returns achieved by Heller Equity Capital Corporation ("HECC"), on its behalf and as successor to Heller Financial, Inc.

          B. In connection with the extension of Larson's Employment Agreement, Larson and CEC have decided to restructure a portion of Larson's rights to receive the options, as reflected in this Agreement and the Supplemental Option Agreement of even date herewith between Larson and CEC.

                                  AGREEMENTS

          In consideration of the recitals and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          1.1 In addition to the terms defined elsewhere in this Agreement, as used in this Agreement:

          (a) "Adjusted Shares" means the number of shares of CEC Common (assuming full exercise of all Option Shares) at the time of the exercise of the Option, exclusive of (i) any shares of CEC Common issued or issuable pursuant to the Supplemental Option or the Dowdell Option; (ii) any shares of CEC Common issued to the management of CEC pursuant to any stock option plans duly adopted by the Board of Directors from time to time; and (iii) any shares of CEC Common sold at a price equal to the market value of such shares (as reasonably determined by the Board of Directors of CEC) to any Person who is not affiliated with any of the

     Existing Stockholders. For purposes hereof, if CEC issues any Option Securities or CEC Common in connection with the issuance of any shares of preferred stock of CEC (or any other capital stock with a preference as to dividends or liquidation), such Option Securities and any CEC Common issuable upon the exercise, exchange or conversion thereof shall be deemed to have been issued at market value (regardless of the stated exercise, exchange or purchase price of such CEC Common) if the Board of Directors reasonably determines that the total price paid for all such equity securities (including the Option Securities, preferred stock and CEC Common) equals the market value of the portion of total capitalization represented by all such equity securities. It is hereby acknowledged that all CEC Common issuable in connection with the Warrant (along with any Penalty Warrants issued from time to time) issued to Electra Investment Trust PLC and Electra Associates, Inc. (collectively, "ELECTRA") or their respective successors or assigns pursuant to the Securities Purchase Agreement of even date herewith among CEC and Electra constitute shares of CEC Common issued at market value for purposes of this Agreement.

          (b) "Cash Equivalent" means (a) marketable direct obligations issued or unconditionally guarantied by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within ninety (90) days from the date of acquisition thereof; (b) commercial paper maturing no more than ninety (90) days from the date issued and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc.; and (c) certificates of deposit or bankers' acceptances maturing within ninety (90) days from the date of issuance thereof issued by, or overnight reverse repur chase agreements from, any commercial bank organized under the laws of the United States or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000 and not subject to setoff rights in favor of such bank.

          (c)  "Cause" has the meaning set forth in the Larson
     Employment Agreement.

          (d) "CEC Common" means the common stock of CEC, $.01 par value, regardless of class, and any securities (including, without limitation, options and warrants) which are exercisable or exchangeable for or convertible into CEC Common (an "OPTION SECURITY"); provided, that for purposes of calculating the Option

     Amount hereunder, the CEC Common issuable upon exercise, exchange or conversion of any Option Security shall, upon its issuance, be deemed to have been sold to the holder of the Option Security as of the date of the issuance of the Option Security for an amount equal to the exercise, exchange or conversion price provided in such Option Security plus the consideration received by CEC upon the issuance of the Option Security (as reasonably determined by the Board of Directors of CEC in connection with the issuance of such Option Securities).

          (e)  "Commission" means the Securities and Exchange
     Commission.

          (f) "Dilution Factor" means a fraction, the numerator of which is the number of shares of CEC Common outstanding at the time of such determination plus the then exercisable portion of
                                ----
     the Option Amount pursuant to the Option and the Dowdell Option, and the denominator of which is the number of shares of CEC Common outstanding at the time of such determination.

          (g) "Dowdell Option" means the option granted to Dowdell pursuant to the Amended and Restated Dowdell Option Agreement, of even date herewith, between CEC and Dowdell.

          (h) "Earn-Up Target" means, at the time of determination, an amount of cash or cash equivalents that HECC and its affiliates would have to receive in connection with the sale, transfer, redemption, repayment, or other disposition of all or part of the Heller Investment (net of related transaction expenses including fees and expenses of counsel) or any cash dividend or interest declared and paid thereon in order for HECC and their respective affiliates (including, without limitation, all consulting, non-competition, advisory or similar fees received by HECC and its affiliates) to (i) earn, in the aggregate with respect to the Heller Investment, an IRR of at least the amount specified with respect to such Earn-Up Target and (ii) receive aggregate cash or cash equivalent consideration of at least twice the total amount of Heller Investment. All Earn-Up Targets shall be calculated on a pro forma basis assuming that all shares of CEC Common subject to the Supplemental Option and all shares of CEC Common subject to the Supplemental Option and all shares of CEC Common subject to the Option and the Dowdell Option that would become exercisable upon achievement of such Earn-Up Target have been exercised and such shares were issued and outstanding prior to the transaction or payment with respect to which achievement of the Earn-Up Target is being calculated. The Earn-Up Targets shall be based on the achievement of the IRR identified below:

                   Earn-Up Target             IRR
                   --------------             ---

               Initial Earn-Up Target         25%
               Second Earn-Up Target          30%
               Third Earn-Up Target           35%
               Fourth Earn-Up Target          40%
               Final Earn-Up Target           45%

          (i) "Exercise Percentage" means the percentage of the Option Amount with respect to which the Option is exercisable based upon the achievement of the Earn-Up Targets as determined in accordance with the following:

                                        Percentage
                                     of Option Amount
                  Earn-Up Target     then Exercisable
                  --------------     ----------------

               Initial Earn-Up Target       28.6%
               Second Earn-Up Target        42.9%
               Third Earn-Up Target         57.1%
               Fourth Earn-Up Target        78.6%
               Final Earn-Up Target          100%

          (j) "Exercise Price" means $.10 per share (adjusted proportionately in the event the CEC Common is combined into a lesser number or divided into a greater number but in no event less than the par value of such CEC Common).

          (k) "Existing Stockholders" means Larson, Dowdell and HECC and each of their respective successors and permitted assigns.

          (l) "Good Reason" has the meaning set forth in the Larson Employment Agreement.

          (m) "Heller Investment" means any and all equity and debt investments in CEC or its subsidiaries made by HECC or any of its affiliates on or prior the exercise of an Option.

          (n) "IRR" means the annual rate of interest that causes (i) the net present value as of January 31, 1994 of all cash or cash equivalent payments received by HECC and its affiliates on or prior to the date of any calculation hereof with respect to the Heller Investment (whether such payments are received from CEC or any third party, and whether such payments are received as principal, interest, dividends, sale proceeds, upon redemption of any portion of the Heller Investment, upon liquidation of CEC or otherwise including, without limitation, all consulting, non-competition, advisory or similar fees received by HECC and its affiliates), to equal (ii) the sum of (A) $3,000,000 plus (B) the
                                                          ----
     net present value (calculated using an interest rate equal to the IRR) as of January 31, 1994 of each additional cash payment made, directly or indirectly, subsequent to January 31, 1994 by HECC or its affiliates to CEC or to others to acquire additional debt or equity securities of CEC as part of the Heller Investment. The IRR shall be calculated on a pre-tax basis.

          (o) "Larson Employment Agreement" means the Employment and Non-Competition Agreement, dated as of January 31, 1994, between Larson and CEC, as amended as of July 31, 1994.

          (p) "Non-Earn-Up Sale" means the consummation of the sale, transfer or other disposition by HECC and its affiliates of all or the last portion of the Heller Investment in one or more arm's-length transactions to independent third parties resulting in the receipt by HECC and its affiliates of cash in an amount which when aggregated with all prior cash dispositions by HECC or its affiliates of the Heller Investment, all cash dividends and interest declared and paid in respect thereof and all consulting, non-competition, advisory or similar fees received by HECC and its affiliates is less than the Initial Earn-Up Target.

          (q)  "Option" has the meaning set forth in Section 2.1 hereof.
                                                     -----------

          (r)  "Option Amount" means the number of shares of CEC
     Common equal to 7.0% of the Adjusted Shares as reduced by the number of shares of CEC Common previously issued pursuant to the Option.

          (s) "Option Termination Date" means the earliest of (i) January 31, 2004, (ii) the date of the closing of a Non-Earn-Up Sale, (iii) the date Larson ceases to be employed by CEC resulting from Larson's voluntary decision to terminate his employment (other than for Good Reason) or a termination of Larson's employment with CEC for Cause, (iv) the date of any material violation by Larson of any provision of Section 5 of the
                                                      ---------
     Larson Employment Agreement following the termination of his employment with CEC and (v) twenty-four (24) months after the date Larson and his Permitted Transferees cease to be stockholders of CEC.

          (t)  "Permitted Transferee" has the meaning set forth in
     Section 2.6 of the Stockholders' Agreement.
     -----------

          (u) "Person" means a natural person, a partnership, a corporation, an association, a joint stock company, a trust, an estate, a joint venture, an unincorporated organization or other entity or a governmental entity or any department, agency or political subdivision thereof.

          (v) "Securities Act" means the Securities Act of 1933, as amended.

          (v) "Supplemental Option" means the option granted to Larson pursuant to the Supplemental Option Agreement of even date herewith between CEC and Larson.

          (w) "Vested Percentage" means the percentage identified below as determined by the number of years from January 31, 1994 that Larson is a director of CEC or is employed as an executive officer of CEC (pursuant to the Larson Employment Agreement or otherwise), plus any additional period during which Larson continues to receive his Base Salary pursuant to Section 5.1 of the Larson Employment Agreement, as determined below:

          Years of Employment                      Vested Percentage
          -------------------                      -----------------

          After January 31, 1995                        25%
          After January 31, 1996                        50%
          After January 31, 1997                        75%
          After January 31, 1998                       100%

     Notwithstanding the foregoing, if Larson ceases to be an executive officer of CEC as the direct result of (i) the consummation of a transaction described in Section 2.4(c) of the Stockholders' Agreement prior to the
                  --------------
     fourth anniversary hereof or (ii) any person other than Dowdell, Larson or Heller acquiring a majority of the CEC Common and exercising the power to elect a majority of CEC's Board of Directors, the Vested Percentage shall be 100%.

                                  ARTICLE II

                             THE OPTION PROVISIONS
                             ---------------------

          2.1  Grant of the Option.  Subject to the terms and conditions set
               -------------------
forth herein, CEC hereby grants to Larson an option (the "OPTION") to purchase CEC Common from CEC at a price, per share, equal to the Exercise Price. The Option shall be exercisable with respect to the Option Amount applicable to the achievement of the corresponding Earn-Up Target.

          2.2  Procedures for Exercise.  Subject to the Option becoming
               -----------------------
exercisable pursuant to Section 2.3 of this Agreement, Larson or a Permitted
                        -----------
Transferee may exercise the Exercise Percentage of the Option Amount (in whole or in part) at any time thereafter and prior to the Option Termination Date by delivering written notice to CEC setting forth the portion of the Option (not to exceed the Exercise Percentage of the Option Amount) to be exercised, together with cash (or a bank check payable to the order of CEC or its designee) in an amount equal to the aggregate Exercise Price for the shares of CEC Common with respect to which Larson or a Permitted Transferee is exercising such Option. The shares subject to the Option shall be shares of such class or classes of the CEC Common as CEC shall determine. As promptly as practicable after receiving such written notice and payment, CEC shall deliver to Larson or a Permitted Transferee, as the case may be, certificates for the shares of CEC Common with respect to which Larson or a Permitted Transferee has exercised the Option. For all purposes, Larson or a Permitted Transferee, as the case may be, will be deemed to have exercised the Option and to have purchased and become the holder of the applicable CEC Common as of the date CEC receives written notice and payment from Larson or a Permitted Transferee, as the case may be, as provided in this Section 2.2.
        -----------

          2.3  Conditions to Exercise of the Options.  The Option shall only
               -------------------------------------
become exercisable as follows:

          (a) The Option will become exercisable with respect to the Exercise Percentage of the Option Amount on or after the first date on which HECC and/or its affiliates receive an amount of cash or cash equivalents necessary to achieve the Earn-Up Target applicable to such Exercise Percentage.

          (b) At the time of the exercise of the Option, Larson shall be entitled to exercise the Option with respect to a number of shares of CEC Common equal to the Exercise Percentage of the Option Amount applicable to the achievement of such Earn-Up Target, less the number of shares of CEC Common previously
             ----
     purchased
     pursuant to the Option.

          (c) If at the time of the exercise of the Option, Larson is not employed as an executive officer of CEC, Larson shall only be entitled to exercise the Option with respect to the Vested Percentage of the Exercise Percentage of the CEC Common, determined as of the date Larson ceased to be so employed, otherwise subject to the Option in accordance herewith.

          2.4  Payments in Lieu of Exercise of Option.  If at the time the
               --------------------------------------
Option or any portion thereof is exercised neither Larson nor his Permitted Transferees are stockholders of CEC, CEC shall have the right, but not the obligation, to pay Larson or his Permitted Transferees the cash or cash equivalent consideration attributable to the CEC Common that Larson would have otherwise been entitled to purchase pursuant to Section 2.3 above. To the extent
                                                -----------
that Larson or his Permitted Transferees are to receive cash or cash equivalent consideration pursuant to this Section 2.4 in lieu of the issuance of shares of
                               -----------
CEC Common, CEC shall transfer to Larson an aggregate amount of cash or cash equivalent consideration equal to the value of the CEC Common that Larson would have been entitled to purchase pursuant to such exercised Options. The per share value of the CEC Common referred to in the preceding sentence shall be equal (a) to (i) the sum of the cash or cash equivalent consideration received by HECC and its affiliates in any transaction or redemption resulting in the achievement of an Earn-Up Target attributable to the CEC Common sold by such parties, divided by (ii) the aggregate number of shares of CEC Common to be sold by such parties or redeemed by CEC in such transaction multiplied by the Dilution Factor; or (b) if no shares of CEC Common were sold or redeemed in connection with the achievement of such Earn-Up Target, the Fair Market Value of such shares, as determined in accordance with the Stockholders' Agreement.

          2.5  Notice of Internal Rate of Return.  After each sale, transfer,
               ---------------------------------
redemption or other disposition of any portion of the Heller Investment, the receipt of any cash dividend or interest thereon or the payment of any consulting, non-competition, advisory or similar fees received by HECC and its affiliates, the Compensation Committee of the Board of Directors of CEC (with the assistance of HECC) will, if requested by Larson in writing, deliver within seven (7) days of Larson's request written notice to Larson of the IRR after giving effect to such transaction in order to determine whether an Earn-Up Target has been met. If one or more Earn-Up Targets have been achieved, such notice shall also contain a calculation of the Exercise Percentage of the Option Amount and the number of shares of CEC Common which Larson is then entitled to purchase upon exercise of the Option.

          2.6  Termination of the Options.  Notwithstanding
               --------------------------
anything else to the contrary in this Agreement, the Options will expire and terminate immediately upon the Option Termination Date and thereafter will be void and of no force and effect.

          2.7  Non-Transferable.  Larson or any Permitted Trans feree will not
               ----------------
transfer, sell, convey, exchange or otherwise dispose of (herein referred to as "DISPOSITION" or "TO DISPOSE OF") the Options and the rights and privileges of Larson or such Permitted Transferee under this Agreement, except (i) in the event of Larson's death or incompetency, to a Permitted Transferee who consents in writing to be bound by the terms of this Agreement to the same extent as Larson or (ii) by exercise pursuant to the terms of this Agreement.

          2.8  No Rights as a Stockholder.  The Options do not confer upon
               --------------------------
Larson or a Permitted Transferee any right to vote or consent or to receive notice as a stockholder of CEC that do not otherwise exist in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise of the Options as hereinbefore provided.

                                  ARTICLE III

                                 MISCELLANEOUS
                                 -------------

          3.1 Notices.  All notices, demands or other communications to be
              -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid), sent by facsimile or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Company and to Larson at the addresses indicated below:

          If to CEC:

                Career Education Corporation
                2300 N. Barrington Road, Suite 400
                Hoffman Estates, Illinois 60195
                Attention:  President
                Facsimile:  (708) 884-9423

          With copies to:

                Heller Equity Capital Corporation
                500 West Monroe Street
                Chicago, Illinois  60661
                Attention:  Todd H. Steele
                Facsimile:  (312) 441-7378

                Heller International Corporation
                500 West Monroe Street
                Chicago, Illinois  60661
                Attention:  Charles P. Brissman, Esq.
                Facsimile:  (312) 441-7208

          and

                Goldberg, Kohn, Bell, Black,
                Rosenbloom & Moritz, Ltd.
                55 East Monroe Street
                Suite 3700
                Chicago, Illinois  60603
                Attention:  Robert M. Heinrich, Esq.
                Facsimile:  (312) 332-2196

          If to Larson:

                John M. Larson
                36 Lakeside Drive
                South Barrington, Illinois 60010

          With copies to:

                Quinn, Kully & Morrow
                520 South Grand Avenue
                Los Angeles, California  90071
                Attention:  Russel Kully, Esq.
                Facsimile:  (213) 622-3799

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          3.2 Entire Agreement.  Except as otherwise expressly set forth
              ----------------
herein, this Agreement and the other agreements executed in connection here embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, the Original Agreement.

          3.3 Successors and Assigns.  All covenants and agree ments contained
              ----------------------
in this Agreement by or on behalf of either party hereto shall bind and inure to the benefit of the other party hereto and their heirs, legal representatives, successors and assigns whether so expressed or not.

          3.4 Governing Law.  This Agreement shall be construed and enforced
              -------------
in accordance with, and all questions concerning the construction, validity, interpretation and performance of this

Agreement shall be governed by the laws of the State of Illinois without giving effect to the provisions thereof regarding conflict of laws.

          3.5 Consent to Jurisdiction and Service of Process. EACH PARTY
              ----------------------------------------------
HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT SUBJECT TO CEC'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER RELATED DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO ACCEPTS FOR ITSELF AND HIMSELF, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. LARSON DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AND SUCH OTHER PERSONS AS MAY HEREINAFTER BE SELECTED BY CEC WHO IRREVOCABLY AGREE IN WRITING TO SO SERVE AS AGENT TO RECEIVE ON SUCH PARTY'S BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH PARTY TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO EACH PARTY AS PROVIDED HEREIN, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, SUCH PARTY HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF CEC TO BRING PROCEEDINGS AGAINST LARSON IN ANY OTHER COURT HAVING JURISDICTION OVER LARSON.

          3.6 Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES ITS
              --------------------
RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. EACH PARTY HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS OR HIS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS

IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          3.7 Descriptive Headings; Interpretation.  The descriptive headings
              ------------------------------------
of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          3.8 Counterparts.  This Agreement may be executed simultaneously in
              ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          3.9 Amendments and Waivers.  No modification, amendment or waiver of
              ----------------------
any provisions of this Agreement shall be effective unless approved in writing by each of the parties hereto. The failure of any party at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and will not affect the right of such party to enforce each and every provision hereof in accordance with its terms.

          3.10  Severability.  Whenever possible, each provision of this
                ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          3.11  Larson's Investment Representations.  Larson hereby represents
                -----------------------------------
on the date hereof, and any person that acquires all or any portion of the Options in accordance with the provisions of this Agreement represents with respect to such person as of the date of such acquisition, that such person is acquiring the Options for such person's own account with the present intention of holding the Options and any shares of common stock of CEC acquired pursuant to the Options for purposes of investment, and that such person has no intention of selling either the Options or any shares of common stock of CEC acquired pursuant to the Options in a public distribution in violation of the federal securities laws or any applicable state securities laws. Larson hereby represents on the date hereof, and any person that acquires all or any portion of the Options in accordance with the provisions of this Agreement represents with respect to such person as of the date of exercise, that such person (a) has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of such person's investment in the Options and any shares of common stock of CEC acquired pursuant to the Options; (b) is able to bear the complete loss of his investment in the Options and any shares of common stock of CEC acquired pursuant to the Options; (c) has had the opportunity to ask questions of, and receive answers from, CEC concerning the terms and conditions of the Options and the common stock of CEC and to obtain additional information about CEC; (d) is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated by the Commission under the Securities Act; and (e) understands that no assurances can be given that CEC's business plan, as currently proposed or subsequently modified, will be effectuated and that none of HECC, HFI or their respective affiliates has any commitment or obligation to provide additional equity or debt financing, or other financial accommodations, to CEC or its subsidiaries to effectuate such business plan or otherwise.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                     CAREER EDUCATION CORPORATION


                                     By  /s/ John M. Larson
                                         ---------------------------


                                     Its  President
                                         ---------------------------

                                     JOHN M. LARSON


                                         /s/ John M. Larson
                                         ---------------------------

                                  AMENDMENT TO
                     AMENDED AND RESTATED OPTION AGREEMENT

     THIS AMENDMENT (the "Amendment"), dated as of October 20, 1997, is made by and between Career Education Corporation, a Delaware corporation ("CEC"), and John M. Larson ("Larson") and amends that certain Amended and Restated Option Agreement (the "Option Agreement") dated as of July 31, 1995, between CEC and Larson.

     WHEREAS, pursuant to the Option Agreement, CEC granted Larson an option (the "Option") to purchase a number of shares of CEC common stock equal to 7.0% of the CEC common stock, $.01 par value, at the time of the exercise of the Option (assuming full exercise of all outstanding warrants, options and convertible securities), adjusted as set forth in the Option Agreement; and

     WHEREAS, CEC is pursuing an initial public offering of its common stock pursuant to a Registration Statement on Form S-1, Registration No. 333-37601 (the "Offering"), and in contemplation of the Offering, Larson and CEC have agreed to amend certain terms and conditions of the Option Agreement.

     NOW, THEREFORE, pursuant to Section 3.9 of the Option Agreement, CEC and Larson agree as follows:

     1. Paragraph(s) of Section 1.1 of the Option Agreement is hereby amended by adding the following sentence at the end of such Paragraph:

     Notwithstanding the foregoing, after the closing (the "IPO Closing") of the initial public offering by CEC of the CEC Common (the "Offering"), "Option Termination Date" shall mean January 31, 2004.

     2. Section 2.1 of the Option Agreement is hereby amended by adding the following sentence at the end of such Section:

     Notwithstanding the foregoing, at any time after the IPO Closing, the Option shall be exercisable with respect to 7,960.2 shares of CEC Common, subject to adjustment from time to time as provided in this Article II.

     3. Section 2.3 of the Option Agreement is hereby amended by adding the following sentence at the end of such Section:

     Notwithstanding the foregoing, the Option will become exercisable in full (fully vested) upon the IPO Closing, and at the time of any exercise of the Option, Larson shall be entitled to exercise the Option with respect to a number of shares of CEC Common equal to 7,960.2 (subject to adjustment as provided in this Article II) less the number of shares previously purchased pursuant to the Option, whether or not Larson is employed as an executive officer of CEC at such exercise time.

     4. Section 2.4 of the Option Agreement is hereby amended by adding the following sentence at the end of such Section:

     Notwithstanding the foregoing, at any time after the IPO Closing, the per share value of CEC Common referred to in this Section 2.4 shall be equal to the closing (last sale) price per share of CEC Common, as reported on the Nasdaq National Market (or, if other than the Nasdaq National Market, the principal market or exchange on which CEC Common is then traded) for the most recent day on which CEC Common is traded prior to the date on which CEC receives written notice of, and payment for, exercise of the Option pursuant to Section 2.2 of this Agreement.

     5. The Option Agreement is hereby amended by adding the following Section 2.9:

          2.9 Subdivision or Combination of CEC Common. If CEC at any time (whether prior to or after the IPO Closing) subdivides (by any stock split, stock dividend, recapitalization or otherwise), the outstanding shares of CEC Common into a greater number of shares, the number of shares of CEC Common obtainable upon exercise of the Option will be proportionately increased. If CEC at any time (whether prior to or after the IPO Closing) combines (by combination, reverse stock split or otherwise) the outstanding shares of CEC Common into a smaller number of shares, the number of shares of CEC Common obtainable upon exercise of the Option will be proportionately decreased.

     6. The Option Agreement is hereby amended by adding the following Section 2.10:

          2.10 Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of CEC's assets to another person or entity, or other transaction which is effected in such a way that holders of CEC Common are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for CEC Common is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, CEC will make appropriate provision (in form and substance reasonably satisfactory to Larson) to insure that Larson will thereafter, upon the basis and the terms and in the manner provided in this Agreement, have the right to acquire and receive in lieu of or addition to (as the case may be) the shares of CEC Common immediately theretofore acquirable and receivable upon the exercise of the Option, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of CEC Common immediately theretofore acquirable and receivable upon the exercise of the Option Agreement had such Organic Change not taken place. CEC will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than CEC) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to Larson) the obligation to deliver to Larson such shares of stock, securities or assets as, in accordance with the foregoing provisions, Larson may be entitled to acquire.

     7. Section 3.1 of the Option Agreement is hereby amended to read in its entirety as follows:

          Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid), sent by facsimile or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to CEC and to Larson at the addresses indicated below:

          If to CEC:

               Career Education Corporation
               2800 West Higgins Road, Suite 790
               Hoffman Estates, Illinois 60195
               Attention:  President
               Facsimile:  (847) 781-3610

          With copies to:

               Heller Equity Capital Corporation
               500 West Monroe Street
               Chicago, Illinois 60661
               Attention:  Patrick K. Pesch
               Facsimile:  (312) 441-7236

               Heller International Corporation
               500 West Monroe Street
               Chicago, Illinois 60661
               Attention:  Charles P. Brissman, Esq.
               Facsimile:  (312) 441-7173

               Katten Muchin & Zavis
               525 West Monroe Street, Suite 1600
               Chicago, Illinois  60661-3693
               Attention:  Lawrence D. Levin, Esq.
               Facsimile:  (312) 902-1061

          and

               Goldberg, Kohn, Bell, Black, Rosenbloom & Moritz, Ltd. 55 East Monroe Street, Suite 3700
               Chicago, Illinois 60603
               Attention:  William R. Loesch, Esq.
               Facsimile:  (312) 332-2196

          If to Larson:

               John M. Larson
               36 Lakeside Drive
               South Barrington, Illinois 60010

          With copies to:

               Arnold & Porter
               777 South Figueroa Street, 44th Floor
               Los Angeles, California 90017-2513
               Attention:  Russel Kully, Esq.
               Facsimile:  (213) 243-4199

     or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     IN WITNESS WHEREOF, CEC and Larson have executed this Amendment as of October 20, 1997.


CAREER EDUCATION CORPORATION


By: /s/ W. A. Klettke                   /s/ John M. Larson
    -----------------------             ------------------
                                            John M. Larson
Name: William A. Klettke
      ---------------------

Title: Sr. VP & CFO
       --------------------